SUMMARY PROSPECTUS

AUGUST 1, 2012

TIAA-CREF MONEY MARKET FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIRXX Retirement TIEXX Premier TPPXX Institutional TCIXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfmm. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2012, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2012 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Money Market Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses	0.14%	0.29%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.49%	0.39%	0.28%	0.13%
Waivers and Expense Reimbursements[2]	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.49%	0.39%	0.28%	0.13%

1

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and shareholder services with respect to the Retail Class shares at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares. The fees shown in the chart for the Retail Plan are estimated reimbursements for the current year.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.50% of average daily net assets for Retail Class shares; (ii) 0.40% of average daily net assets for Retirement Class shares; (iii) 0.30% of average daily net assets for Premier Class shares; and (iv) 0.15% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through July 31, 2013 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$50	$40	$29	$13
3 Years	$157	$125	$90	$42
5 Years	$274	$219	$157	$73
10 Years	$616	$493	$356	$167

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The

2     Summary Prospectus  ■  TIAA-CREF Money Market Fund

Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds.

The Fund invests in debt obligations with a remaining maturity of 397 days or less, such as:

(1) Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3) Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(7) Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. The Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest short-term rating category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality or “Government Securities” as such term is defined by the applicable rules governing money market funds. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

TIAA-CREF Money Market Fund  ■  Summary Prospectus     3

• Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the

4     Summary Prospectus  ■  TIAA-CREF Money Market Fund

expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the preceding ten-year period. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class, Premier Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2011, and how those returns compare to those of the Fund’s peer group average.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The peer group average listed below is unmanaged, and you cannot invest directly in the peer group average. The returns for the peer group average reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2012, was 0.01%.

Best quarter: 1.33%, for the quarter ended December 31, 2006. Worst quarter: 0.00%, for the quarter ended September 30, 2011.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2011

	Inception Date	One Year		Five Years		Ten Years
Institutional Class	7/1/99		$		$			$
Return Before Taxes		0.05%		1.73%		2.10%
Retail Class	3/31/06
Return Before Taxes†		0.00%		1.64%		2.04	%*
Retirement Class	3/31/06
Return Before Taxes†		0.00%		1.55%		1.99	%*
Premier Class	9/30/09
Return Before Taxes†		0.00%		1.69%*		2.08	%*
iMoneyNet Money Fund Report Averages™—All Taxable
(reflects no deductions for fees, expenses or taxes)		0.02%		1.38%		1.67%
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Retail, Retirement and Premier Classes that is prior to their inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail, Retirement and Premier Classes. If those expenses had been reflected, the performance would have been lower.

†

Beginning December 13, 2011, part or all of the investment management fees of the Fund may be voluntarily waived. Beginning October 1, 2009, part or all of the 12b-1 distribution fees of the Premier Class of the Fund are being voluntarily waived. Beginning August 18, 2009, part or all of the service fees of the Retirement Class of the Fund are being voluntarily waived. Beginning August 18, 2009, part or all of the 12b-1 distribution fees of the Retail Class of the Fund are not being reimbursed to the Fund’s distributor and certain other expenses are being waived by the Fund’s adviser. Without these changes, the 7-day current and effective annualized yields and total returns would have been lower. These voluntary fee waivers and reimbursements may be discontinued at any time without notice.

For the Fund’s most current 7-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc. (“Advisors”).

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Michael Ferraro, CFA	Joseph Rolston
Title:	Director	Director
Experience on Fund:	since 1999	since 2011

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or

6     Summary Prospectus  ■  TIAA-CREF Money Market Fund

accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any business day. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services, or for other investor services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Money Market Fund  ■  Summary Prospectus     7

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A11992 (8/12)